                       LINCOLN NATIONAL INCOME FUND, INC.

                               2000 Annual Report

TABLE OF CONTENTS
                                                              Page
------------------------------------------------------------------
President's Letter                                              1
Portfolio Manager's Discussion                                  2
Portfolio Performance                                           4
Performance of the Fund vs. Indices                             5
Total Fund Investments                                          5
Dividend History                                                6
Common Stock Market Prices &
   Net Asset Value History                                      6
Tax Information                                                 7
FINANCIAL STATEMENTS:
   Statement of Net Assets                                      8
   Statement of Operations                                     18
   Statements of Changes in Net Assets                         19
   Statement of Cash Flows                                     20
   Financial Highlights                                        21
   Notes to Financial Statements                               22
Report of Independent Accountants                              27
Directors & Officers of the Fund                               28
Corporate Information                                          29

INVESTMENT ADVISER

   Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). Through the end of the Fund's fiscal year, Lincoln Investment Management, Inc. served as the Fund's investment adviser. As a result of the consolidation of the investment management business of LNC, Delaware Lincoln Investment Advisers became the Fund's investment adviser effective on January 1, 2001. Delaware Lincoln Investment Advisers is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC. The personnel responsible for the day-to-day management of the Fund did not change as a result of these new advisory arrangements.
   In February of 1995, David C. Fischer assumed the portfolio management role for the Fund. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry. Mr. Fischer earned his MBA from Indiana University in 1986 and is a Certified Public Accountant (CPA) and Chartered Financial Analyst
(CFA). Beginning on September 30, 2000, Ryan K. Brist assumed Management of the Fund. Mr. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware in August 2000 he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. Currently, he is a candidate for Level III in the CFA program.

INVESTMENT POLICIES & OBJECTIVES

   The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.
   The investment portfolio will have a significant component of private placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield equity securities, and the Fund may invest up to 10% of its assets in real estate investment trusts (REITs).
   The Fund may borrow to purchase securities in an amount not exceeding 20% of net assets. However, while the Fund has Variable Term Preferred Stock issued and outstanding, it may only borrow from banks for emergency or temporary purposes in an amount not to exceed 5% of the Fund's total assets and subject to certain other restrictions. The Fund may also invest in non-dollar denominated securities, however, as of December 31, 2000, the Fund has chosen not to do so.

LINCOLN NATIONAL INCOME FUND, INC.
PRESIDENT'S LETTER TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000

Dear Shareholder:

   The year 2000 brought many opportunities for fixed-income investors, as the U.S. stock market turned in its weakest year in a decade and many investors sought the relative safety of bonds.
   During the year, the various fixed-income markets in which your Fund invests saw results that were widely varied. High energy prices and economic slowing in the U.S. Contributed to increasing concerns about corporate credit quality, and the year saw more credit downgrades than upgrades for U.S. Corporate bonds (Source: Moody's). As a result, investors looking to fixed income generally sought issues of the highest qualities.
   In this environment, U.S. government bonds and many higher-quality corporates generally performed well, while lower-rated, high-yield issues generally spent much of the year continuing a downward trend that had begun in the summer of 1998. Statistics for new bond issuance in the fourth quarter of 2000 spoke of the imbalance in demand. Investment-grade issuance was up 24% over the same quarter one year earlier, to $89.5 billion, while the final quarter of 2000 saw the smallest amount of quarterly speculative-grade bond issuance since 1991 (Source: Moody's).
   Late in the period, high-yield bonds may have begun to look comparatively attractive to those fixed-income investors seeking value. The high-yield bond market finally experienced a round of buying in December that sent prices higher and yields (which move inversely to price) downward.
   When the stock markets struggled in 2000, U.S. Treasury securities benefited, playing their classic role as a haven for investors trying to offset losses from equity investments. U.S. Treasury securities produced their best calendar year since 1995, with prices trending upward throughout much of the year. Strong interest from overseas buyers, attracted to a U.S. Dollar that was strong through much of the year, also may have helped boost Treasury prices during 2000.
   Emerging market debt, another fixed-income asset class in which the Fund invests, also posted a strong year. Brazil was a leader among emerging debt markets, likely benefiting from a key credit-rating upgrade it received. On the following pages, Ryan Brist, the Fund's Portfolio Manager, explains this and other events in the fixed-income markets, reviewing the year for the Fund in detail and providing his outlook.
   We believe lincoln National Income Fund can continue to play an important role in fixed-income portfolios going forward. Because the U.S. Economy is currently slowing, we believe more companies are likely to miss earnings projections during the first half of 2001 -- especially in economically sensitive sectors. This could lead to ongoing credit concerns in corporate bond markets. Even so, we believe that the Federal Reserve's bias toward lower interest rates is a cause for optimism about the economy's prospects later in the year. This brighter long-term economic outlook bodes positively for corporate debt markets.

Sincerely,

/s/ David K. Downes
--------------------
David K. Downes
President
February 5, 2001

LINCOLN NATIONAL INCOME FUND, INC.
PORTFOLIO MANAGER'S DISCUSSION FOR THE YEAR ENDED DECEMBER 31, 2000
Ryan K. Brist
Vice President/Portfolio Manager
February 5, 2001

INTRODUCTION

For the year ended December 31, 2000, Lincoln National Income Fund, Inc. (LND) had an overall total return of 13.12% (shares at net asset value with distributions reinvested) versus the lehman corporate bond index return of 9.08%, 404 basis points of outperformance. outperformance for the year can be mainly attributed to the REIT equity position, which alone returned approximately 27% for the portfolio. 2000 can be characterized as a year of dramatic deterioration in corporate credit quality.

SECTORS

Telecommunications
Over the 4th quarter, we began to increase our exposure to the beaten-down telecommunications sector on both the high-grade and high-yield fronts. In the high-grade market, Telefonica Europe and British Telecommunications continue to be our core holdings. We will continue to see the new issue supply and look to be agile by investing in any new issues which we believe are attractively priced versus current market levels.

Oil and Gas
Fundamentals in oil and gas remain firm led by extremely low storage levels of natural gas and expectations of OPEC production cuts in the first quarter of 2001. While we believe that both the fundamentals and technicals in the energy markets will remain intact, energy continues to trade dramatically tighter than the overall industrial sectors of the corporate bond market. As of december 31, 2000, 6.1% Of the portfolio was invested in energy versus an index weighting of 4.32%. Usx/marathon is one of the energy positions in which we believe the fund can earn solid returns. Currently, USX has announced their intention of splitting the company into two separate entities, thereby allowing equity owners to realize the true value of the energy concern. We believe that the majority of breakup scenarios provide bondholders with a positive outcome. USX currently represents approximately 2% of the portfolio.

Banking and Finance
In the banking sector, the asset quality erosion we began to see in the third quarter spread to higher-rated entities in the fourth quarter. Both Bank of America and First Union announced dramatic losses related to a single credit and several other regional banks released major loan loss numbers. Spreads on lower-rated and regional banks with asset quality concerns all softened considerably, while fee-based banks traded up on stronger demand. Our first quarter 2001 strategy is to remain defensive on lower-quality banks while holding onto those with strong deposit bases and fee-income businesses. A friendly Federal Reserve will be a major positive for the sector (as borrowing costs will ease with a more normalized Treasury curve), though our expectation is that new issue supply will increase as banks take advantage of relatively low absolute yields to lock in longer term financing.
   We remain wary of finance companies at this point. With the real threat of an economic and consumer spending slowdown, we would expect to see problems crop up on the asset side of companies' balance sheets. As consumers and businesses throttle back on spending, we anticipate that cash flows and growth rates for these companies will slow and investors will turn negative on the future of this business. In addition, increased competition from banks, and Powerhouse Associates, which is now backed by the balance sheet of giant Citigroup, should pressure smaller players. Going forward, we will maintain our underweight and wait for the right opportunity to add exposure to the sector.

Retail
Same-store sales numbers continued to exhibit negative trends in the retailing sector in the fourth quarter. Investors steered clear of almost all names in the sector. We believed that the majority of negative fundamentals and sentiment had been priced into the sector. In the fourth quarter, our team began to add the securities of Saks, Inc. bonds to the portfolio.
   Federated is another retailer to which we began to increase our exposure. The securities of Federated traded lower with the retail sector and news of the company's credit losses at its Fingerhut subsidiary. Federated has always maintained a reputation as a marquis department store retailer with its flagship Macy's and Bloomingdale's chains. Also, company management has historically proven to be the best within the industry.

Emerging Markets
Emerging market debt was the best performing asset class in the spread sectors last year. The total return of the Emerging Market Bond Index for the full year was 15%. Brazil, Russia and Ecuador contributed most of the return. We have been overweighted in Brazil in the Fund based on the improving fundamentals. Low inflation rates and solid fiscal management led Moody's to upgrade Brazil's sovereign rating. Standard & Poor's followed suit by upgrading Brazil's sovereign rating on January 3, 2001. Going forward, we continue to emphasize both Brazil and Mexico for 2001. Brazil should benefit from interest rate cuts and falling inflation rates. Low inflation should allow Brazil to cut rates and propel the economy to a higher growth trajectory. Mexico, the other country that we have overweighted, should benefit from higher oil prices stemming from the continued production discipline of OPEC. We expect S&P to upgrade Mexico's sovereign rating within the next six months.

OUTLOOK FOR 2001

By the end of the fourth quarter 2000, the Federal Reserve was firmly positioning a neutral stance and Fed rate hikes were clearly behind the market. The Treasury curve began to normalize, as investors believed the Fed would have to ease short-term interest rates in order to rescue a downward-spiraling economy. Auto sales and other economic indicators took a greater-than-expected downturn in the month of December. High energy prices began to take effect at both the consumer and industrial levels. In addition to the dot-com blowout, confidence waned as questions loomed concerning the extent to which individual consumers have increased personal debt loads. Investors fled to the U.S. Treasury market for both safety and the anticipation of the easing process. While we remain cautious on the overall fundamental underpinnings of the economy, a Fed easing process coupled with currently solid market technicals should bode well for corporate spreads over the near term. Thus, we are increasing our corporate weighting versus the index.

ASSET CLASSIFICATION
As of December 31, 2000

                                                            (Dollars in
                                                             Millions)
Public Debt                                         68.00%     $89.1                      Other Assets                   0.50%
Private Placement Debt                              18.60%      24.3                      Private Placement Equity       0.50%
Government/Gov't Agency                             10.00%      13.0                      Equities/Partnerships          2.40%
Private Placement Equity                             0.50%       0.7                      Government/Gov't. Agency      10.00%
Equities/Partnerships                                2.40%       3.1                      Private Placement Debt        18.60%
Other Assets                                         0.50%       0.6                      Public Debt                   68.00%


DISTRIBUTION BY QUALITY (UNAUDITED)
As of December 31, 2000

                                                           (Dollars in
                                                             Millions)

AAA                                                 16.90%     $22.1                      AAA                             16.90%
AA                                                   4.80%       6.3                      AA                               4.80%
A                                                   23.20%      30.4                      A                               23.20%
BBB                                                 37.50%      49.1                      BBB                             37.50%
BB                                                   8.00%      10.5                      BB                               8.00%
B                                                    6.60%       8.6                      B                                6.60%
CCC                                                  0.30%       0.4                      CCC                              0.30%
Equities                                             2.20%       2.8                      Equities                         2.20%
Other Assets                                         0.50%       0.6                      Other Assets/(Liabilities)       0.50%
                                                   -------    ------
                                                   100.00%    $130.8


PORTFOLIO PERFORMANCE
As of December 31, 2000

The graph to the right presents the cumulative market value and net asset value total return for the Fund compared to the Lehman Corporate Bond Index. The graph shows each category's results of what $10,000 invested in 1990 would have grown to by December 31, 2000 assuming reinvestment of dividends and adjusting for stock splits. Performance of the Fund and the Lehman Corporate Bond Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value.
Past performance does not guarantee future results. You cannot invest directly in an index.





Data Points                 1990      1991      1992     1993       1994      1995      1996      1997      1998      1999    2000
Lincoln National
  Income Fund NAV         $10,000   $12,134   $12,979   $15,041   $13,910   $17,714   $18,664   $20,786   $22,455   $22,066  $24,961
Lehman Corporate Bond
  Index                   $10,000   $11,613   $12,493   $13,871   $13,326   $16,291   $16,826   $18,547   $20,084   $19,691  $21,479
Lincoln National
  Income Fund - Market    $10,000   $12,596   $14,584   $17,088   $13,704   $19,059   $19,520   $22,862   $26,844   $20,042  $24,259

The following table displays the net asset value total return for the Fund on an annualized basis compared to the Lehman Corporate Bond Index.

                                   1 Year     3 Years       5 Years    10 Years
-------------------------------------------------------------------------------
Lincoln National Income Fund       13.12%       6.29%        7.10%       9.47%
Lehman Corporate Bond Index         9.08%       5.11%        5.74%       8.41%

ANNUAL PERFORMANCE OF LINCOLN NATIONAL INCOME FUND (NAV) VS. LEHMAN CORPORATE BOND INDEX

                  Income      Lehman                   Income       Lehman
                    Fund   Corporate                     Fund    Corporate
--------------------------------------------------------------------------
1973               3.20%       2.28%     1987           5.04%        2.29%
1974             (12.60%)      0.17%     1988          15.35%        7.58%
1975              13.03%      12.30%     1989          17.38%       14.23%
1976              17.24%      15.59%     1990           1.31%        8.28%
1977               7.82%       2.99%     1991          21.34%       16.13%
1978               7.28%       1.18%     1992           6.96%        7.58%
1979              12.92%       2.30%     1993          15.89%       11.03%
1980              15.37%       3.06%     1994          (7.52%)      (3.93%)
1981               4.73%       7.26%     1995          27.35%       22.25%
1982              26.24%      31.10%     1996           5.36%        3.28%
1983              14.67%       7.99%     1997          11.37%       10.23%
1984              16.88%      15.02%     1998           8.03%        8.29%
1985              17.30%      21.30%     1999          (1.73%)      (1.96%)
1986              17.55%      15.62%     2000          13.12%        9.08%


TOTAL FUND INVESTMENTS
At Market or Fair Values As of December 31,

                                                        2000                     1999
                                                 (000)   % OF TOTAL       (000)   % OF TOTAL
--------------------------------------------------------------------------------------------
Public & Government Debt Securities           $103,082          79%     $94,131          74%
Private Placement Securities                    25,029          19%      25,839          21%
Common Stocks & Warrants                           121           0%         546           0%
Preferred Stocks                                 1,511           1%       1,413           1%
Short-Term Investments                               0           0%       3,800           3%
Partnerships                                       432           0%         835           1%
Other Assets                                       653           1%           5           0%
--------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                           $130,828         100%    $126,569         100%

DIVIDEND HISTORY

The Fund, through December 31, 2000, has distributed common dividends of $32.07 per share which represents 256.56% of its offering price of $12.50 per share as adjusted for the 1993 common stock split. On February 27, 1992 the Fund changed its policy of retaining long-term capital gains to one of distributing them. The retention of capital gains prior to February 27, 1992 allowed the Fund to grow its assets by $6,490,687, which is net of capital gains tax. The table below shows the common dividend per share history as adjusted for the two-for-one stock split.

                                    ANNUAL                   ANNUAL
YEAR                               DIVIDEND   YEAR          DIVIDEND
--------------------------------------------------------------------
1977 and Prior                      $4.05     1989           $1.17
1978                                 0.90     1990            1.18
1979                                 0.92     1991            1.15
1980                                 0.97     1992            1.68
1981                                 1.04     1993            1.77
1982                                 1.12     1994            1.28
1983                                 1.14     1995            1.32
1984                                 1.20     1996            1.47
1985                                 1.27     1997            1.52
1986                                 1.17     1998            1.10
1987                                 1.52     1999            0.99
1988                                 1.23     2000            0.91

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY

2000

                                   MARKET PRICES AND VOLUMES                    NET ASSET VALUE
                            HIGH         LOW        CLOSE     VOLUME      HIGH         LOW      CLOSE
------------------------------------------------------------------------------------------------------
1st Quarter               $10.813      $9.563      $10.250    464,300    $12.47      $12.06     $12.47
2nd Quarter                11.250      10.188       10.750    394,300     12.53       12.08      12.44
3rd Quarter                11.563      10.688       11.063    372,300     12.37       12.74      12.74
4th Quarter                11.188      10.563       10.750    505,700     12.99       12.44      12.76

1999

                                   MARKET PRICES AND VOLUMES                    NET ASSET VALUE
                            HIGH         LOW        CLOSE     VOLUME      HIGH         LOW      CLOSE
------------------------------------------------------------------------------------------------------
1st Quarter               $14.125     $13.063      $13.438    280,700    $13.43      $12.99     $13.24
2nd Quarter                13.563      11.500       11.750    261,800     13.39       12.70      12.83
3rd Quarter                11.813      10.563       10.938    317,200     12.92       12.43      12.72
4th Quarter                12.500       9.625        9.688    369,700     12.72       12.17      12.17

1998

                                   MARKET PRICES AND VOLUMES                    NET ASSET VALUE
                            HIGH         LOW        CLOSE     VOLUME      HIGH         LOW      CLOSE
------------------------------------------------------------------------------------------------------
1st Quarter               $14.000     $13.125      $13.875    378,500    $13.76      $13.58     $13.75
2nd Quarter                14.188      13.438       14.063    300,000     13.82       13.52      13.69
3rd Quarter                14.375      12.938       14.375    315,400     13.90       13.43      13.90
4th Quarter                14.625      13.938       14.188    181,900     14.17       13.39      13.39

Shares are listed on the New York Stock Exchange under the trading symbol LND.

TAX INFORMATION

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $0.91 per share to common shareholders for the tax year 2000. Common dividend payments made in April, July, October and mid-January 2001 are taxable in the 2000 tax year.
   In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98% of their net investment income earned in the calendar year to avoid a four percent federal excise tax on undistributed net investment income and undistributed capital gains for the 12 months ended October 31. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February first, are treated as paid by the Fund and received by the shareholders in December.
   The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations is shown in the table below:

                                                                 Common       Preferred
                                                           Shareholders    Shareholders
---------------------------------------------------------------------------------------
Ordinary Income Dividend Amount Per Share                     $ 0.91        $ 63.16*
Long-Term Capital Gains Per Share                             $ 0.035       $  0.00
Corporation's Dividend Received Deduction--Percent              0.00%          0.00%
Corporation's Dividend Received Deduction--$ Per Share        $ 0.00        $  0.00

*Based on 40,000 shares of preferred stock outstanding.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2000

INVESTMENTS-- NOTES A&B                                   PAR      MARKET OR
PUBLIC DEBT SECURITIES (78.0%)                           AMOUNT    FAIR VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
McDonnell Douglas
   9.25%, 4/1/02                                       $1,000,000 $ 1,036,467
                                                                  -----------
                                                                    1,036,467
                                                                  -----------
AIRLINES (3.1%)
AMR
   10.00%, 4/15/21                                      1,000,000   1,078,269
Delta Air Lines
   9.90%, 6/16/02                                       1,473,000   1,508,735
United Airlines
   9.35%, 4/7/16                                        1,500,000   1,481,175
                                                                  -----------
                                                                    4,068,179
                                                                  -----------
ASSET BACKED SECURITIES (1.3%)
Green Tree Lease Finance Series 98-1B
   6.66%, 10/20/04                                        250,749     251,669
Honda Auto Lease Trust Series 99-A A4
   6.65%, 7/15/05                                         500,000     503,286
Vanderbilt Mortgage Finance Series 98-C 1A2 144A
   6.315%, 6/7/16                                       1,000,000     994,532
                                                                  -----------
                                                                    1,749,487
                                                                  -----------
BANKING (0.8%)
BankAmerica
   10.00%, 2/1/03                                       1,000,000   1,070,698
                                                                  -----------
                                                                    1,070,698
                                                                  -----------
CABLE, MEDIA & PUBLISHING (4.7%)
COX Enterprises 144A
   7.875%, 9/15/10                                      1,000,000   1,020,883
K-111 Communications
   8.50%, 2/1/06                                          250,000     243,750
News America Holdings
   9.25%, 2/1/13                                        1,000,000   1,088,565
Tele-Communications
   9.25%, 1/15/23                                       2,000,000   2,122,728
Time Warner
   9.15%, 2/1/23                                        1,000,000   1,172,598
Viacom
   7.70%, 7/30/10                                         500,000     526,209
                                                                  -----------
                                                                    6,174,733
                                                                  -----------
CHEMICALS (0.7%)
IMC Global
   10.75%, 6/15/03                                      1,000,000     980,622
                                                                  -----------
                                                                      980,622
                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
Citigroup Mortgage Securities
   7.25%, 10/1/10                                         500,000     516,083
First Union-Lehman Brothers
   6.65%, 6/18/08                                       1,000,000   1,019,305
                                                                  -----------
                                                                    1,535,388
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                          PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                       AMOUNT    FAIR VALUE
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE OBLIGATIONS (1.9%)
Heller Financial Commercial Mortgage Asset Series 99-PH1D
   7.2474%, 5/15/31                                    $2,000,000 $ 2,044,631
Morgan Stanley Capital I Series 98-HF2
   7.3619%, 11/15/30                                      500,000     487,813
                                                                  -----------
                                                                    2,532,444
                                                                  -----------
ELECTRONICS & Electrical Equipment (1.1%)
Ametek
   7.20%, 7/15/08                                         250,000     235,205
Arrow Electronics
   8.20%, 10/1/03                                         500,000     500,521
Seagate Technology International 144A
   12.50%, 11/15/07                                       750,000     712,500
                                                                  -----------
                                                                    1,448,226
                                                                  -----------
ENERGY (6.1%)
Ashland
   6.86%, 5/1/09                                          500,000     480,308
Coastal
   9.75%, 8/1/03                                        1,000,000   1,075,541
Enron
   9.50%, 6/15/01                                       1,000,000   1,010,637
Gulf Canada Resources
   9.625%, 7/1/05                                         250,000     259,375
Oryx Energy
   10.00%, 4/1/01                                       1,000,000   1,006,789
PSEG Energy Holdings
   9.125%, 2/10/04                                      1,000,000   1,026,323
Pennzoil
   10.125%, 11/15/09                                    1,000,000   1,213,487
Petroleos Mexicanos
   9.50%,  9/15/27                                        750,000     748,125
Sun
   9.375%, 6/1/16                                       1,000,000   1,117,639
                                                                  -----------
                                                                    7,938,224
                                                                  -----------
FINANCE (7.4%)
Avalon Bay Communities
   6.80%, 7/15/06                                         500,000     491,399
Bear Sterns
   7.80%, 8/15/07                                       1,000,000   1,032,996
Duke Realty
   7.05%, 3/1/06                                          500,000     505,709
Fleet/Norstar Financial Group
   8.625%, 1/15/07                                      1,000,000   1,084,645
General Electric Capital
   8.75%, 5/21/07                                       1,000,000   1,127,562
Greentree Financial Series 94-6B1
   8.65%, 1/15/20                                         583,546     592,854
ING Capital Funding Trust III
   8.439%, 12/31/49                                       500,000     509,704
Lehman Brothers Holdings
   11.625%, 5/15/05                                     1,000,000   1,176,082


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
------------------------------------------------------------------------------
FINANCE (CONTINUED)
Merrill Lynch Mortgage Investors Series 90A-A
   10.00%, 3/15/10                                      $ 237,054   $ 241,041
Morgan Stanley Dean Witter
   6.30%, 1/15/06                                       1,000,000     989,413
Selkirk Cogen Funding
   8.65%, 12/26/07                                        889,897     941,761
SMA Finance
   6.40%, 11/16/06                                      1,000,000     981,563
                                                                  -----------
                                                                    9,674,729
                                                                  -----------
FOREIGN GOVERNMENTS (3.3%)
Brazilian Government International Bond
   8.00%, 4/15/14                                         615,705     472,738
   10.125%, 5/15/27                                       500,000     400,250
   11.00%, 8/17/40                                        750,000     612,375
National Government Bulgaria
   7.75%, 7/28/11                                         750,000     564,344
United Mexican States
   9.875%, 2/1/10                                       1,000,000   1,075,500
   11.50%, 5/15/26                                      1,000,000   1,217,500
                                                                  -----------
                                                                    4,342,707
                                                                  -----------
GOVERNMENT & Government Agency (10.0%)
Federal Home Loan Mortgage Series 46 B
   7.80%, 9/15/20                                         362,373     370,322
Federal National Mortgage Association Series 265 2
   9.00%, 3/1/24                                          372,394     400,440
United States Treasury Notes
   5.75%, 10/31/02                                      1,775,000   1,791,490
   6.125%, 8/15/29                                      6,092,000   6,636,479
   6.625%, 6/30/01                                        875,000     888,761
United States Treasury Note
   5.75%, 8/15/10                                       2,805,000   2,940,650
                                                                  -----------
                                                                   13,028,142
                                                                  -----------
HEALTHCARE & Pharmaceuticals (1.0%)
Beckman Instruments
   7.10%, 3/4/03                                          250,000     247,414
United Healthcare
   7.50%, 11/15/05                                      1,000,000   1,035,595
                                                                  -----------
                                                                    1,283,009
                                                                  -----------
INDUSTRIAL MACHINERY (0.7%)
Caterpillar Tractor
   6.00%, 5/1/07                                        1,000,000     966,821
                                                                  -----------
                                                                      966,821
                                                                  -----------
INSURANCE (1.6%)
Allstate
   7.50%, 6/15/13                                       1,000,000   1,044,366
Nationwide Mutual Insurance 144A
   9.875%, 2/15/25                                      1,000,000   1,018,536
                                                                  -----------
                                                                    2,062,902
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
------------------------------------------------------------------------------
LEISURE, LODGING & Entertainment (0.9%)
ITT
   6.75%, 11/15/03                                      $ 500,000   $ 491,953
Mirage Resorts
   6.625%, 2/1/05                                         750,000     729,651
                                                                  -----------
                                                                    1,221,604
                                                                  -----------
METALS & Mining (4.3%)
Cyprus Amax Minerals
   7.375%, 5/15/07                                        500,000     492,119
EES Coke Battery Series A 144A
   7.125%, 4/15/02                                        160,900     154,012
   9.25%, 4/1/28                                          500,000     383,750
Inco
   9.60%, 6/15/22                                       1,000,000     994,898
Noranda
   8.00%, 6/1/03                                        1,500,000   1,527,467
USX
   6.85%, 3/1/08                                          500,000     483,800
   9.375%, 2/15/12                                      1,000,000   1,136,013
   9.375%, 5/15/22                                        395,000     436,372
                                                                  -----------
                                                                    5,608,431
                                                                  -----------
MISCELLANEOUS (1.6%)
Pemex 144A
   8.45%, 2/15/07                                       1,000,000   1,022,160
UBS Preferred Funding Trust I
   8.622%, 12/29/49                                     1,000,000   1,051,617
                                                                  -----------
                                                                    2,073,777
                                                                  -----------
MORTGAGE BACKED SECURITIES (2.7%)
American Airlines
   9.83%, 1/1/02                                          548,734     555,209
Citicorp Mortgage Securities Series 1991-6 Class B
   8.75%, 5/25/21                                         355,325     363,154
Commercial Mortgage Asset Trust Series 99-C1 A1
   6.25%, 8/17/06                                         901,947     903,639
Countrywide Home Loans Series 99-1
   6.50%, 3/25/29                                       1,000,000     960,313
Federal Home Loan Mortgage Series 7A
   7.00%, 9/17/31                                         794,429     815,074
                                                                  -----------
                                                                    3,597,389
                                                                  -----------
PAPER & Forest Products (1.4%)
Georgia-Pacific
   7.75%, 11/15/29                                        500,000     398,919
   9.50%, 5/15/22                                         650,000     553,098
Champion International
   7.625%, 9/1/23                                       1,000,000     925,562
                                                                  -----------
                                                                    1,877,579
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
-------------------------------------------------------------------------------
REAL ESTATE (2.3%)
Comp de DeSarollo
   10.19%, 5/31/11                                      $ 477,475   $ 287,679
ERP Operating
   6.63%, 4/13/05                                         400,000     393,820
Highwoods Realty
   7.50%, 4/15/18                                         400,000     347,008
Irvine Apartment Communities
   7.00%, 10/1/07                                       1,000,000     944,660
Liberty Property
   7.10%, 8/15/04                                       1,000,000   1,001,462
                                                                  -----------
                                                                    2,974,629
                                                                  -----------
REFINING (0.7%)
Occidental Petroleum
   9.25%, 8/1/19                                          747,000     858,465
                                                                  -----------
                                                                      858,465
                                                                  -----------
RETAIL (1.6%)
Federated Department Stores
   8.125%, 10/15/02                                       500,000     506,988
Lowes Companies
   7.50%, 12/15/05                                        800,000     816,909
Marsh Supermarket
   8.875%, 8/1/07                                         250,000     227,500
Saks
   7.00%, 7/15/04                                         250,000     181,250
   7.25%, 12/1/04                                         500,000     362,500
                                                                  -----------
                                                                    2,095,147
                                                                  -----------
TELECOMMUNICATIONS (8.4%)
360Networks 144A
   13.00%, 5/1/08                                         750,000     603,750
BellSouth Capital Funding
   7.875%, 2/15/30                                        175,000     180,045
British Telecommunications
   8.625%, 12/15/30                                     2,250,000   2,258,924
Insight Midwest 144A
   10.50%, 11/1/10                                      1,000,000   1,042,500
Nextlink Communications
   10.75%, 6/1/09                                       1,000,000     825,000
MCI Communications
   7.50%, 8/20/04                                       1,000,000   1,013,800
Nynex
   9.55%, 5/1/10                                        1,265,767   1,392,748
Paramount Communications
   8.25%, 8/1/22                                        1,000,000   1,004,120
Telefonica Europe
   7.75%, 9/15/10                                         190,000     192,666
   8.25%, 9/15/30                                         810,000     820,665


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
US West Communications
   5.625%, 11/15/08                                    $1,000,000   $ 895,214
Worldcom
   6.40%, 8/15/05                                         750,000     722,588
                                                                  -----------
                                                                   10,952,020
                                                                  -----------
TRANSPORTATION & SHIPPING (1.4%)
Federal Express
   9.875%, 4/1/02                                       1,250,000   1,295,894
NWA Trust
   10.23%, 12/21/12                                       420,012     473,349
                                                                  -----------
                                                                    1,769,243
                                                                  -----------
UTILITIES (7.0%)
Azurix
   10.75%, 2/15/10                                        500,000     492,500
BVPS II Funding
   8.33%, 12/1/07                                       1,375,000   1,434,538
Cinergy
   6.53%, 12/16/08                                        500,000     464,514
Commonwealth Edison
   8.625%, 2/1/22                                       1,000,000   1,040,328
New England Telephone & Telegraph
   9.00%, 8/1/31                                        1,000,000   1,070,676
Niagara Mohawk Power
   9.25%, 10/1/01                                         500,000     509,902
PacifiCorp
   7.00%, 7/15/09 Series H                                500,000     497,048
   8.29%, 12/30/11                                      1,000,000   1,087,810
PECO Energy
   7.125%, 9/1/02                                       1,500,000   1,519,410
Texas Utilities
   7.375%, 8/1/01                                       1,000,000   1,004,165
                                                                  -----------
                                                                    9,120,891
                                                                  -----------
   TOTAL PUBLIC DEBT SECURITIES (cost $101,413,827)               102,041,953
                                                                  -----------

PRIVATE PLACEMENT SECURITIES -- DEBT (18.6%)
------------------------------------------------------------------------------
ACCOUNTING FIRMS (0.8%)
Deloitte & Touche Series B
   7.41%, 10/1/11                                       1,000,000   1,017,500
                                                                  -----------
                                                                    1,017,500
                                                                  -----------
AIRLINES (1.4%)
Northwest Airlines
   7.95%, 3/1/15                                          990,615   1,054,213
United Airlines
   8.70%, 10/7/08                                         776,139     781,824
                                                                  -----------
                                                                    1,836,037
                                                                  -----------
AUTOMOBILE & AUTO PARTS (0.3%)
Continental Auto Receivables Series A
   12.00%, 4/30/05                                        500,000     387,500
                                                                  -----------
                                                                      387,500
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR     MARKET OR
PRIVATE PLACEMENT SECURITIES -- DEBT (CONTINUED)          AMOUNT   FAIR VALUE
------------------------------------------------------------------------------
BANKING (1.6%)
Anglo Irish Bank Series A
   9.10%, 9/30/06                                      $1,000,000 $ 1,059,300
Banco Nacional de Mexico
   7.57%, 1/1/01                                           22,374      22,374
First Hawaiian Bank Class A 144A
   6.93%, 12/1/03                                         500,000     501,759
Wells Fargo Capital Series A 144A
   8.125%, 12/1/26                                        500,000     476,777
                                                                  -----------
                                                                    2,060,210
                                                                  -----------
CHEMICALS (0.8%)
Dow Chemical
   17.25%, 1/2/03                                         901,330     999,755
                                                                  -----------
                                                                      999,755
                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)
Commercial Mortgage Pass-Through Certificates
  Series AMC Class A
   7.713%, 10/12/09                                       462,010     479,335
                                                                  -----------
                                                                      479,335
                                                                  -----------
ELECTRONICS & ELECTRICAL EQUIPMENT (0.2%)
Spectrascan
   12.00%, 6/30/06                                        500,000     264,500
                                                                  -----------
                                                                      264,500
                                                                  -----------
FINANCE (4.5%)
Avianca Airline Ticket Receivable Trust
   11.75%, 12/24/05                                       373,455     306,503
Fort Wayne Capital Trust I 144A
   9.85%, 4/15/27                                       1,000,000   1,118,800
Guangdong International Trust & Investment 144A
   8.75%, 10/24/16                                        500,000      75,000
Louis Dreyfus
   8.43%, 7/15/01                                       1,000,000   1,005,900
Merrill Lynch Series 98 Pilgrim 2
   6.623%, 9/23/09                                      1,000,000     929,700
Mutual Fund Fee Trust IV Series 97-2A
   7.99%, 1/31/05                                         159,594     166,201
PM Holding
   13.50%, 10/30/04                                       500,000     500,000
Progress Capital Holdings 144A
   6.88%, 8/1/01                                        1,000,000   1,003,827
Refco Group
   8.21%, 5/16/02                                         400,000     400,000
Union Acceptance
   8.53%, 8/1/02                                          400,000     396,280
                                                                  -----------
                                                                    5,902,211
                                                                  -----------
FOOD, BEVERAGE & TOBACCO (1.2%)
Coca-Cola Femsa SA DE 144A
   9.40%, 8/15/04                                       1,000,000   1,050,000
Dairy Farmers of America Preferred Capital Trust I
   7.38%, 10/2/12                                         500,000     484,300
                                                                  -----------
                                                                    1,534,300
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PRIVATE PLACEMENT SECURITIES-- DEBT (CONTINUED)           AMOUNT    FAIR VALUE
-------------------------------------------------------------------------------
LEISURE, LODGING & ENTERTAINMENT (0.7%)
New Boston Garden
   8.45%, 9/22/15                                       $ 872,561   $ 896,644
                                                                  -----------
                                                                      896,644
                                                                  -----------
METALS & MINING (1.0%)
Soc Quimica Y Minera De 144A
   7.70%, 9/15/06                                       1,000,000     972,611
Steel Technologies
   8.52%, 3/1/05                                          357,000     362,998
Worthington Precious Metals
   13.50%, 10/30/04                                        25,554      25,554
                                                                  -----------
                                                                    1,361,163
                                                                  -----------
MISCELLANEOUS (4.1%)
BEA
   6.72%, 6/15/10                                       1,000,000     902,500
BSI Holdings
   9.50%, 9/30/05                                         320,000     320,000
CIC Acquisition (Conso International)
   12.00%, 3/6/08                                         500,000     420,000
Earle Palmer Brown
   14.00%, 12/16/04                                       436,223     436,223
Elastomeric Technologies Preferred Rubber Compounding
   13.80%, 10/8/07                                        500,000     419,300
Glass Equipment Development 144A
   13.50%, 6/2/08                                         503,750     460,831
John Zelenka Evergreen Nursery
   13.00%, 5/4/07                                         476,190     434,095
Osprey Trust 144A
   7.797%, 1/15/03                                        500,000     506,162
Setech Lewis Supply
   13.50%, 6/30/05                                        500,000     500,000
Stackpole Magnetic Systems
   13.50%, 12/31/05                                       380,000     380,000
Therma-Tru
   12.00%, 5/15/09                                        750,000     576,000
                                                                  -----------
                                                                    5,355,111
                                                                  -----------
NATURAL GAS (0.7%)
Suburban Propane L.P.
   7.54%, 6/30/11                                       1,000,000     967,400
                                                                  -----------
                                                                      967,400
                                                                  -----------
PAPER & FOREST PRODUCTS (0.6%)
Fibermark
   9.375%, 10/15/06                                       250,000     235,000
West Fraser Mills
   8.44%, 6/30/04                                         580,000     586,032
                                                                  -----------
                                                                      821,032
                                                                  -----------
REAL ESTATE (0.3%)
Carramerica Realty 144A
   6.625%, 3/1/05                                         400,000     392,396
                                                                  -----------
                                                                      392,396
                                                                  -----------
   TOTAL PRIVATE PLACEMENT SECURITIES -- DEBT (cost $24,761,921)   24,275,094
                                                                  -----------


The accompanying notes are an integral part of the financial statements.

                                                           NUMBER   MARKET OR
PRIVATE PLACEMENT SECURITIES -- EQUITIES (0.5%)          OF SHARES  FAIR VALUE
-------------------------------------------------------------------------------
LEISURE, LODGING & ENTERTAINMENT (0.0%)
Bicycle Holdings                                                1   $     240
                                                                    ---------
                                                                          240
                                                                    ---------
MISCELLANEOUS (0.1%)
Stackpole Magnetic Systems Class B                        120,000     183,600
                                                                    ---------
                                                                      183,600
                                                                    ---------
WARRANTS (0.4%)
Centennial Coal*                                               41           0
CIC Acquisition (Conso International)
Class A Voting Warrants (Clawback Position)*                  679           0
CIC Acquisition (Conso International)
Class B Non-Voting Warrants (Clawback Provision)*           2,731      32,684
CIC Acquisition (Conso International)
Warrants for Preferred Stock (Clawback Provision)*            392      39,204
CIC Acquisition (Conso International)
Class A Voting Warrants*                                      679       8,128
CIC Acquisition (Conso International)
Class B Non-Voting Warrants*                                2,731           0
CIC Acquisition (Conso International)
Warrants for Preferred Stock*                                 392           0
Continental Auto Receivables*                               9,506      30,038
Elastomeric Technologies*                                     111           0
Franklin Nursery*                                              20      40,617
GED Holdings*                                               3,049      42,595
PSC*                                                       16,250           0
Setech*                                                    17,303     103,995
Stackpole Magnetic Systems *                               54,582      62,223
Therma-Tru Holdings*                                          452     175,772
WPM Holdings*                                                 110      35,472
                                                                    ---------
                                                                      570,728
                                                                    ---------
   TOTAL PRIVATE PLACEMENT SECURITIES -- EQUITIES (cost $653,863)     754,568
                                                                    ---------

COMMON STOCK (0.1%)
------------------------------------------------------------------------------
HEALTHCARE & PHARMACEUTICALS (0.0%)
Paracelsus Healthcare                                       3,097          31
                                                                    ---------
                                                                           31
                                                                    ---------
MISCELLANEOUS (0.1%)
Franklin Nursery Investors                                120,746     120,746
                                                                    ---------
                                                                      120,746
                                                                    ---------
   TOTAL COMMON STOCK (cost $120,746)                                 120,777
                                                                    ---------

PREFERRED STOCK (2.0%)
------------------------------------------------------------------------------
Centaur Funding 9.08% 144A                                 10,000   1,039,688
Salomon Financing Trust I 9.50%                            20,000     503,750
Transcanada Capital 8.75%                                  40,000   1,007,500
                                                                    ---------
   TOTAL PREFERRED STOCK (cost $2,550,012)                          2,550,938
                                                                    ---------


The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF  MARKET OR
PARTNERSHIPS (0.3%)                                        SHARES   FAIR VALUE
-------------------------------------------------------------------------------
KBSI Partnership*                                               1   $ 432,000
MDAS Investors*                                                 1           0
                                                                  -----------
   TOTAL PARTNERSHIPS (cost $193,622)                                 432,000
                                                                  -----------

   TOTAL MARKET VALUE OF SECURITIES (99.5%) (cost $129,693,991)   130,175,330
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES (0.5%)                652,872
                                                                  -----------

NET ASSETS (100.0%)                                              $130,828,202
                                                                  -----------

NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING
($130,828,202 LESS VARIABLE TERM PREFERRED STOCK AT
LIQUIDATION VALUE OF $40,000,000 DIVIDED BY 7,114,831
SHARES OF COMMON STOCK OUTSTANDING)                              $      12.77
                                                                  ===========

Preferred Stock, par value $1.00 per share (authorized 1,000,000 shares) Variable Term Preferred Stock (VTP), issued and
   outstanding 40,000 shares, liquidation preference $1,000
   per share                                                       40,000,000
Common Stock, par value $1.00 per share (authorized 10,000,000
   shares), issued and outstanding 7,114,831 shares                 7,114,831
Proceeds in excess of par value of shares issued                   83,244,025
Accumulated net realized loss on investments                         (101,075)
Undistributed net investment income                                    89,082
Net unrealized appreciation of investments                            481,339
                                                                  -----------
   TOTAL NET ASSETS                                              $130,828,202
                                                                  ===========
*Non-income producing security.

The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
   Interest                                                         $10,090,559
   Dividends                                                            574,753
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                         10,665,312

EXPENSES:
   Management fees                                                    1,106,128
   Professional fees                                                    112,448
   Variable term preferred stock fees                                   108,740
   Directors' fees                                                       78,000
   Printing and postage                                                  34,970
   Stock Transfer and dividend disbursing fees                           19,050
   Custodian and registrar fees                                          11,411
   Other                                                                 28,407
--------------------------------------------------------------------------------
                                                                      1,499,154
--------------------------------------------------------------------------------
   Expenses paid indirectly                                             (11,411)
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,487,743

NET INVESTMENT INCOME                                                 9,177,569

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments                                        (52,733)
Net change in unrealized appreciation (depreciation)
   of investments                                                     4,384,039
--------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             4,331,306
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $13,508,875
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                                        2000                            1999
-----------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                                               $ 9,177,569                     $ 8,922,785
Net realized gain (loss) on investments                                 (52,733)                        214,842
Net change in unrealized appreciation (depreciation)
   on investments                                                     4,384,039                      (8,714,775)
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                 13,508,875                         422,852

CHANGES FROM CAPITAL SHARE TRANSACTIONS:
Par value of shares issued under dividend reinvestment plan                  --                          82,262
Proceeds in excess of par value for shares issued under
   dividend reinvestment plan                                                --                       1,007,237
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS                                                            --                       1,089,499

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Common shareholders                                                  (6,474,496)                     (7,030,431)
Preferred shareholders                                               (2,526,535)                     (1,979,810)
Net realized gain on investments:
Common shareholders                                                    (249,019)                             --
Preferred shareholders                                                       --                         (67,760)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (9,250,050)                     (7,565,650)

   TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,258,825                      (3,004,929)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR                                     126,569,377                     134,135,027
-----------------------------------------------------------------------------------------------------------------
   NET ASSETS AT END OF YEAR                                       $130,828,202                    $126,569,377
-----------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000

NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations                                        $13,508,875

   Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
   Amortization of discount on securities purchased                                               (159,334)
   Net proceeds from investment transactions                                                     1,146,332
   Net realized loss from security transactions                                                     52,733
   Change in net unrealized (appreciation) depreciation                                         (4,384,039)
   Increase in receivable for investments sold                                                  (3,240,292)
   Increase in interest and dividends receivable                                                  (386,021)
   Increase in payable for investments purchased                                                 3,514,676
   Decrease in accrued expenses and other liabilities                                             (466,156)
----------------------------------------------------------------------------------------------------------
   Total adjustments                                                                            (3,922,101)
----------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                        9,586,774
----------------------------------------------------------------------------------------------------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Distributions paid to common and preferred shareholders:                                     (9,517,283)
----------------------------------------------------------------------------------------------------------
   NET CASH USED FOR FINANCING ACTIVITIES                                                       (9,517,283)
----------------------------------------------------------------------------------------------------------
   NET INCREASE IN CASH                                                                             69,491
   CASH AT BEGINNING OF PERIOD                                                                     172,871
----------------------------------------------------------------------------------------------------------
     CASH AT END OF PERIOD                                                                         242,362
==========================================================================================================

The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
(SELECTED DATA FOR EACH SHARE OF COMMON STOCK                 ---------------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD)                             2000        1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.17      $13.39       $13.43      $13.47       $14.22
Income from investment operations:
Net investment income(1)                                        1.29        1.26         1.32        1.40         1.44
Net realized and unrealized gain (loss) on investments          0.62       (1.20)        0.06        0.39        (0.41)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             1.91        0.06         1.38        1.79         1.03

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
   To preferred shareholders                                   (0.36)      (0.28)       (0.31)      (0.22)       (0.24)
   To common shareholders                                      (0.91)      (0.99)       (1.04)      (1.21)       (1.21)

Distributions from net realized gains:
   To preferred shareholders                                    0.00       (0.01)       (0.01)      (0.09)       (0.07)
   To common shareholders                                      (0.04)         --        (0.06)      (0.31)       (0.26)
-----------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                       (1.31)      (1.28)       (1.42)      (1.83)       (1.78)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $12.77      $12.17       $13.39      $13.43       $13.47
-----------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Period                         $10.75       $9.69       $14.19      $13.06       $12.50
Total Investment Return (based on Market Value)               21.04%     (25.34%)      17.42%      17.12%        2.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $130,828    $126,569     $134,135    $131,732     $132,054
Ratio of expenses to average net assets                        1.15%       1.12%        1.16%       1.12%        1.11%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                           1.17%       1.13%          N/A         N/A          N/A
Ratio of net investment income to average net assets           7.14%       6.81%        6.84%       7.17%        7.32%
Ratio of net investment income prior
   to expenses paid indirectly                                 7.12%       6.80%          N/A         N/A          N/A
Portfolio turnover                                            94.98%      10.29%       19.78%      22.63%       22.73%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share information was based on the average shares outstanding method.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

NOTE A -- SUMMARY OF ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

   Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases, the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.
   Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the time of the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then quotations will be obtained from broker/dealers and the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value," as discussed below. Money market instruments having less than 60 days to maturity at purchase are valued at amortized cost, which approximates market value.
   Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).
   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Adviser or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.
   Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 2000, the Fund held $27,093,689 in fair valued securities, representing 20.07% of the Fund.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.
   Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and generally paid every 28 days.
   The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $11,411 for the year ended December 31, 2000. The expenses paid under this arrangement are included in their respective expense caption on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

Note B -- Investments

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.
   The following is a list of private placements with initial purchase date, cost amount and market value as of December 31, 2000:

PRIVATE PLACEMENTS

                                                           DATE OF         PAR                  MARKET OR
PRIVATE PLACEMENT SECURITIES - DEBT                       PURCHASE        AMOUNT       COST     FAIR VALUE
-----------------------------------------------------------------------------------------------------------
Anglo Irish Bank Corporation
   9.10%, 9/30/06                                           9/30/94    $1,000,000   $1,000,000  $1,059,300
Avianca Airline Ticket Receivable Trust
   11.75%, 12/24/05                                        12/24/97       373,455      373,455     306,503
Banco Nacional de Mexico
   7.57%, 1/1/01                                           11/5/96         22,375       22,374      22,374
BEA
   6.72%, 6/15/10                                           4/21/98     1,000,000      963,239     902,500
BSI Holdings
   9.50%, 9/30/05                                           1/23/98       320,000      320,000     320,000
Carramerica Realty 144A
   6.625%, 3/1/05                                           2/18/98       400,000      397,956     392,396
CIC Acquistion (Conso International)
   12.00%, 3/6/08                                           3/6/00        500,000      420,000     420,000
Coca-Cola Femsa SA DE 144A
   9.40%, 8/15/04                                           8/5/94      1,000,000    1,000,000   1,050,000
Commercial Mortgage Pass-Through Certificates
   Series AMC Class A
   7.71%, 10/12/09                                          9/29/99       462,010      462,010     479,335
Continental Auto Receivables
   Series A
   12.00%, 4/30/05                                          7/29/99       500,000      453,898     387,500


                                                         DATE OF      PAR                   MARKET OR
PRIVATE PLACEMENT SECURITIES - DEBT (continued)         PURCHASE     AMOUNT       COST      FAIR VALUE
-----------------------------------------------------------------------------------------------------------
Dairy Farmers of America Preferred Capital Trust
   7.38%, 10/2/12                                        10/2/98   $  500,000   $  500,000  $  484,300
Deloitte & Touche LLP
   7.41%, 10/1/11                                         9/25/96   1,000,000    1,000,000   1,017,500
Dow Chemical
   17.25%, 1/2/03                                         3/25/92     901,330      901,330     999,755
Earle Palmer Brown
   14.00%, 12/16/04                                      12/31/98     436,223      360,520     436,223
Elastomeric Technologies Preferred Rubber Compounding
   13.80%, 10/8/07                                        1/8/99      500,000      478,171     419,300
Fibermark
   9.375%, 10/15/06                                       1/17/97     250,000      256,875     235,000
First Hawaiian Bank 144A
   6.93%, 12/1/03                                         5/28/97     500,000      488,050     501,759
Fort Wayne Capital Trust 144A
   9.85%, 4/15/27                                         4/14/97   1,000,000    1,000,000   1,118,800
Glass Equipment Development 144A
   13.50%, 6/2/08                                         6/2/00      503,750      460,847     460,831
Guangdong International Trust & Investment 144A
   8.75%, 10/24/16                                       10/17/96     500,000      498,600      75,000
John Zelenka Evergreen Nursery
   13.00%, 5/4/07                                         5/4/00      476,190      437,909     434,095
Louis Dreyfus Corporation
   8.43%, 07/15/01                                        7/20/94   1,000,000    1,000,000   1,005,900
Merrill Lynch CLO 98 Pilgrim 2 144A
   6.623%, 9/23/09                                        4/14/98   1,000,000    1,000,000     929,700
Mutual Fund Fee Trust IV
   7.99%, 1/31/05                                         4/21/97     159,594      159,594     166,201
New Boston Garden Corporation
   8.45%, 9/22/15                                         9/22/95     872,561      872,561     896,644
Northwest Airlines
   7.95%, 03/1/15                                         6/18/99     990,615      990,615   1,054,213
Osprey Trust 144A
   7.797%, 1/15/03                                        9/28/00     500,000      500,000     506,162
PM Holding
   13.50%, 10/30/04                                      10/31/98     500,000      483,000     500,000
Progress Cap Holdings 144A
   6.88%, 8/1/01                                          8/21/96   1,000,000    1,000,000   1,003,827
Refco Group
   8.21%, 5/16/02                                         5/8/95      400,000      400,000     400,000
Setech Lewis Supply
   13.50%, 6/30/05                                        7/19/99     500,000      452,511     500,000
Soc Quimica Y Minera De 144A
   7.70%, 9/15/06                                         3/16/98   1,000,000    1,022,370     972,611
Spectrascan
   12.00%, 6/30/06                                        7/12/96     500,000      490,000     264,500
Stackpole Magnetic Systems
   13.50%, 12/31/05                                       9/1/95      380,000      351,500     380,000
Steel Technologies
   8.52%, 3/1/05                                          2/6/95      357,000      357,000     362,998
Suburban Propane L.P.
   7.54%, 6/30/11                                         3/7/96    1,000,000    1,000,000     967,400
Therma-Tru
   12.00%, 5/15/09                                        5/9/00      750,000      581,343     576,000

24

                                                         DATE OF      PAR                   MARKET OR
PRIVATE PLACEMENT SECURITIES - DEBT (continued)         PURCHASE     AMOUNT       COST      FAIR VALUE
-----------------------------------------------------------------------------------------------------------
Union Acceptance Corporation
   8.53%, 8/1/02                                           6/23/97   $400,000   $  406,364  $  396,280
United Air Lines
   8.70%, 10/07/08                                         5/4/95     776,139      773,275     781,824
Wells Fargo Capital Series A 144A
   8.125%, 12/1/26                                        12/3/96     500,000      521,000     476,777
West Fraser Mills
   8.44%, 6/30/04                                          4/15/94    580,000      580,000     586,032
Worthington Precision Metals
   13.50%, 10/30/04                                        1/30/99     25,554       25,554      25,554
                                                                               ----------- -----------
   TOTAL PRIVATE PLACEMENT DEBT                                                $24,761,921 $24,275,094
                                                                               ----------- -----------

                                                           DATE OF    NUMBER OF                MARKET OR
PRIVATE PLACEMENT SECURITIES - EQUITIES                    PURCHASE     SHARES      COST       FAIR VALUE
-----------------------------------------------------------------------------------------------------------
Bicycle Holdings                                           11/18/94         1         $ 30       $ 240
Centennial Coal                                             8/29/96        41           --          --
CIC Acquisition (Conso International)
   Class A Voting Warrants (Clawback Provision)             3/6/00        679           --          --
CIC Acquisition (Conso International)
   Class B Non-Voting Warrants (Clawback Provision)         3/6/00      2,731       32,671      32,684
CIC Acquisition (Conso International)
   Warrants for Preferred Stock (Clawback Provision)        3/6/00        392           --      39,204
CIC Acquisition (Conso International)
   Class A Voting Warrants                                  3/6/00        679        8,126       8,128
CIC Acquisition (Conso International)
   Class B Non-Voting Warrants                              3/6/00      2,731           --          --
CIC Acquisition (Conso International)
   Warrants for Preferred Stock                             3/6/00        392       39,204          --
Continental Auto Receivables                               7/29/99      8,967       60,000      30,038
Franklin Nursery Warrants                                   3/1/00         20       40,617      40,617
GED Holdings                                                6/2/00      3,049       42,583      42,595
Elastomeric Technologies                                   10/8/99        111       24,000         --
PSC                                                        7/12/96     16,250       10,000          --
Setech                                                     7/19/99     17,304       56,756     103,995
Stackpole Magnetic Systems                                  9/1/95     54,582       28,500      62,223
Stackpole Magnetic Systems Class B                          9/1/95    120,000      120,000     183,600
Therma-Tru Holdings Warrants                                5/9/00        452      174,375     175,772
WPM Holdings                                              10/30/98        110       17,000      35,472
                                                                                  --------    --------
   TOTAL PRIVATE PLACEMENT EQUITY                                                 $653,862    $754,568
                                                                                  --------    --------

                                                          DATE OF    NUMBER OF               MARKET OR
PARTNERSHIPS                                             PURCHASE      SHARES       COST     FAIR VALUE
---------------------------------------------------------------------------------------------------------
KBSI Partnership                                           1/10/98         1     $144,000    $432,000
MDAS Investors                                              8/1/95         1       49,622          --
                                                                                 --------    --------
   TOTAL PARTNERSHIPS                                                            $193,622    $432,000
                                                                                 --------    --------

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $126,351,008 and $123,042,078 respectively, as of December 31, 2000.

NOTE C -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Under an agreement between the Fund and Lincoln Investment Management, Inc. ("LIM"), prior to January 1, 2001, LIM managed the Fund's investment portfolio, maintained its accounts and records, and furnished the services of individuals to perform executive and administrative functions of the Fund. In return for these services, LIM received a management fee of .1875% of net assets of the Fund on the last business day of the quarter (.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred stock.
   As a result of the consolidation of the investment management business of Lincoln National Corporation ("LNC"), Delaware Lincoln Investment Advisers ("DLIA") became the Fund's investment adviser effective on January 1, 2001. DLIA serves as the Fund's adviser under an advisory agreement substantially identical to the agreement previously in effect with LIM and for the same management fee. DLIA is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC.
   Certain officers and directors of the Fund are also officers or directors of DLIA and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, which is an affiliate of DLIA, provides accounting services for the Fund.

NOTE D -- INCOME TAXES

   The cost of investments for federal income tax purposes $129,739,906. As of December 31, 2000, the aggregate gross unrealized appreciation on investments was $3,443,389 and the aggregate gross unrealized depreciation was $3,007,965.

NOTE E-- VARIABLE TERM PREFERRED STOCK

   During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock ("VTP") at an offering price of $1,000 per share. During 1992, the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and are generally reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, place restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met. For the year ended December 31, 2000, dividend rates for the VTP have ranged from 5.0% to 7.0% and the average dividend rate was 6.71%.

NOTE F -- MARKET AND CREDIT RISK

   The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln National Income Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Lincoln National Income Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 20, 2001

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS               DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley       President, Bindley Capital Corporation; Director, Midas, Inc.; Director, Strategic
                        Equipment and Supply Corporation; Director, Lincoln National Convertible
                        Securities Fund, Inc.; Director, Junior Achievement of Chicago.

Richard M. Burridge     Vice President, Paine Webber; Consultant, Cincinnati Financial Corporation;
                        Director, Lincoln National Convertible Securities Fund, Inc.; Chairman of the
                        Board, Fort Dearborn Income Securities, Inc.

Adela Cepeda            President, A.C. Advisory, Inc.; Commissioner, Chicago Public Building Commission;
                        Director, Lincoln National Convertible Securities Fund, Inc.; Director and Vice
                        President, Harvard Club of Chicago; Trustee, Ravina Festival Association; Trustee,
                        Window to the World Communications, Inc. (PBS, Channel 11).

Roger J. Deshaies       Senior Vice President, Finance, Brigham and Women's Hospital; Corporate
                        Director, Partners Health System; Director, Lincoln National Convertible
                        Securities Fund, Inc.

David K. Downes         President and Chief Executive Officer, Delaware Investments Family of Funds;
                        President and Director, Lincoln National Convertible Securities Fund, Inc.;
                        Executive Vice President, Chief Operating Officer and Chief Financial Officer,
                        Delaware Management Business Trust.

H. Thomas McMeekin      Director, Lincoln National Convertible Securities Fund, Inc.; Managing Partner,
                        Griffin Investments, LLC.

Daniel R. Toll          Director, Lincoln National Convertible Securities Fund, Inc.; Director, Wiss, Janney,
                        Elstner Associates, Inc.; Trustee, INEX Insurance Exchange.

OFFICERS

David K. Downes         President
Ryan K. Brist           Vice President
Michael P. Bishof       Treasurer
David F. Connor         Secretary


CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND
REINVESTMENT PLAN AGENT

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City, NJ 07303-2500
1-800-317-4445

INVESTMENT ADVISER

Delaware Lincoln Investment Advisers
Two Commerce Square
Philadelphia, PA 19103

ADMINISTRATOR

Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers L.L.P
Two Commerce Square
Philadelphia, PA 19103

STOCK EXCHANGE

The Fund's stock is traded on the New York Stock
Exchange (NYSE) under the symbol of LND.


AUTOMATIC DIVIDEND REINVESTMENT PLAN

   Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

   To participate in the Plan, you must complete and forward an authorization card to Equiserve, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

   Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent. For additional information on the Plan, please write to: Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

DELAWARE LINCOLN INVESTMENT ADVISERS
TWO COMMERCE SQUARE
PHILADELPHIA, PA 19103

Delaware Lincoln Investment Advisers is
the investment manager for the
Lincoln National Income Fund, Inc.




                       LINCOLN NATIONAL INCOME FUND, INC.

                               2000 Annual Report

Form 12728-1 2/01                                                 (4301) J6768